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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

          The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 27, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                    333-100675            36-4509743
------------------------------        ------------       -------------------
 (STATE OR OTHER JURISDICTION         (COMMISSION         (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)       IDENTIFICATION NO.)

60 Wall Street
New York, NY                                                        10005
------------------------------                                  -------------
    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010

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                                       -2-



    Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                     (a) Not applicable

                     (b) Not applicable

                     (c) Exhibits:

                     1. Pooling and Servicing Agreement, dated as of February 1, 2004 among Deutsche Mortgage Securities, Inc., as depositor, Wells Fargo Bank N.A., as master servicer and securities administrator, and HSBC Bank USA, as trustee.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 19, 2004


                                   DEUTSCHE MORTGAGE SECURITIES, INC.


                                   By: /s/ Michael Commaroto
                                      ------------------------------
                                   Name:  Michael Commaroto
                                   Title: President


                                   By: /s/ Steve Katz
                                      ------------------------------
                                   Name:   Steve Katz
                                   Title:  Vice President




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                                  EXHIBIT INDEX



                Item 601(a) of    Sequentially
                Regulation S-K    Numbered
Exhibit Number  Exhibit No.       Description                             Page
--------------  -----------       -----------                             ----
1                  4              Pooling and Servicing                    5
                                  Agreement, dated as of February 1,
                                  2004 among Deutsche Mortgage
                                  Securities, Inc. as depositor, Wells
                                  Fargo Bank, N.A. as master servicer
                                  and securities administrator and
                                  HSBC Bank USA as trustee.



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                                    EXHIBIT 1